                                                                    EXHIBIT 10.6

                                 SALE AGREEMENT

                               475 STEAMBOAT ROAD

                             GREENWICH, CONNECTICUT

                                 BY AND BETWEEN

                      LEMBO-FEINERMAN FLEMING MORELL TRUST

                                       AND

                            W. R. BERKLEY CORPORATION

                                    AGREEMENT

                  THIS SALE AGREEMENT (THE "AGREEMENT") IS made as of the 15th day of March, 1996, by and between LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust ("Seller"), with an address at c/o Ackerman, Levine & Cullen, 175 Great Neck Road, Great Neck, NY 11021, and W. R. BERKLEY CORPORATION, a Delaware corporation ("Buyer") with an address at 165 Mason Street, Greenwich, Connecticut 06830.

                              W I T N E S S E T H :

                  THAT, WHEREAS, Seller desires to sell and the Buyer desires to purchase the property described in Section 1.01 below and the Buyer desires to purchase said property on the terms and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed:

                                    ARTICLE I

                                AGREEMENT TO SELL

                  SECTION 1.01. SALE OF BUSINESS PROPERTY. On the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Buyer and Buyer agrees to purchase and accept from Seller, subject only to the "Permitted Title Exceptions", the "Business Property" consisting of:

          A. (a) the land situated in the Town of Greenwich, County of Fairfield and State of Connecticut, more particularly described in Schedule A attached hereto and incorporated herein by reference, together with all and singular the appurtenances, tenaments, hereditaments, rights-of-way, littoral and riparian rights, privileges, benefits and easements belonging to or in anywise appertaining to the same (all of the foregoing being hereinafter referred to as the "Land"), and the office building and all buildings, structures, improvements, fixtures and other items of real property situated on the Land (collectively, the "Improvements") (the "Land" and the "Improvements" are hereinafter collectively referred to as the "Premises");

                  (b) all of Seller's right, title and interest into and under the agreement of lease described in Schedule B attached hereto (the "Existing Lease") and all security deposits, advance rentals and other payments made or to be made under the Existing Lease, together with the right to receive and collect the same;

                  (c) all of Seller's right, title and interest in and to the subleases described in Schedule C attached hereto (collectively, the "Existing Subleases");

                  (d) all of Seller's right, title and interest in and to all tangible personal property and equipment now located on or about the Land or Improvements or attached or appurtenant thereto or used in connection with the operation thereof, including, but not limited to, the items described in Schedule D attached hereto and incorporated herein by reference (all such tangible personal property and equipment are hereinafter referred to as the "Personal Property");

                  (e) any and all transferable governmental licenses, certificates, permits and approvals relating to the construction, occupancy, use or operation of the Premises (collectively, the "Permits").

                  (f) all of Seller's right, title and interest in and to all intangible property now or on the Closing Date (as hereinafter defined) owned, or used in connection with, the Land, the Improvements and the Personal Property, or any business or businesses now or hereafter conducted thereon or with the use thereof (other than those businesses conducted by tenants of the Building and/or the Land under Tenant Leases in their capacity as tenants), including all contract rights and agreements, business licenses, warranties, guaranties, telephone exchange numbers, advertising materials, books and records (or photocopies thereof), plans, specifications and surveys, related to the Land, the Improvements or the Personal Property or any part thereof.

                                   ARTICLE II

                                 PURCHASE PRICE

                  SECTION 2.01. AMOUNT. Subject to the prorations, apportionments, credits and adjustments to be made in accordance with the provisions of this Agreement, the purchase price (the "Purchase_Price") to be paid by the Buyer to the Seller for the Business Property shall be EIGHTEEN MILLION TWO HUNDRED THOUSAND DOLLARS ($18,200,000.00).

                  SECTION 2.02. MANNER OF PAYMENT. The Purchase Price shall be paid as follows:

                  A. Deposit. Upon the execution of this Agreement by both Seller and Buyer, Buyer shall deliver to Chicago Title Insurance Company, Stamford, Connecticut (the "Escrow Agent") the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) (the "Deposit") by wire transfer or certified funds, as determined by Buyer. The Deposit shall be held in escrow by the Escrow Agent in accordance with the provisions of Section 2.03 hereof, and upon the Closing (as herein defined), the Deposit shall be applied against the payment of the Purchase Price. All sums paid on account hereof are hereby made liens upon the Seller's interest in the Premises.

                  B. Purchase Price Balance. The balance of the Purchase Price, $18,000,000.00, plus or minus the net amount of all prorations, apportionments, credits and adjustments to be made in accordance with the provisions of this Agreement (the "Purchase Price Balance") shall be paid (at the option of the Buyer) by cashier's or certified check or wire transfer upon the Closing.

          SECTION 2.03. RECEIPT, MAINTENANCE AND DISPOSITION OF DEPOSIT; ESCROW.

                   A. Receipt of Deposit. By the execution of this Agreement, the Escrow Agent acknowledges receipt of the Deposit and its agreement to maintain and dispose of the Deposit in accordance with the provisions of this Agreement.

                   B. Maintenance of Deposit. The Escrow Agent shall hold the Deposit at all times in a separate, interest-bearing account at Fleet Bank, N.A., 1 Atlantic Street, Stamford, Connecticut. All interest and income accruing on the Deposit prior to the Closing Date shall belong to Buyer and shall be paid periodically or upon demand to Buyer.

                   C. Disposition of Deposit. (a) In the event the purchase of the Business Property by Buyer is consummated, then, at the Closing, the Deposit shall constitute a part of and be applied against the Purchase Price and shall be paid over to the Seller.

                      (b) In the event Buyer elects to terminate this Agreement pursuant to any provision of this Agreement giving Buyer such a right or option, or in the event the purchase of the Business Property by Buyer hereunder is not consummated for any reason except as provided in subparagraph (c) of this subsection (C), then the Deposit shall be returned to Buyer.

                      (c) In the event the sale of the Business Property provided in this Agreement shall not take place by reason of the default by Buyer under this Agreement, then, in such event, Seller shall be entitled to recover the Deposit as full compensation and liquidated damages under and in connection with this Agreement. The parties recognize that it is extremely difficult and impracticable to ascertain the extent of detriment to Seller caused by the default by Buyer under this Agreement and the failure of the consummation of the transaction contemplated by this Agreement or the amount of compensation Seller should receive as a result of Buyer's default. In the event the sale of the Business Property herein provided shall not be consummated by reason of the default by Buyer under this Agreement, then such recovery of the Deposit shall be the sole and exclusive remedy of Seller by reason of such default by Buyer, under this Agreement or, without limitation, by reason of any matter and shall be in lieu of any other monetary relief or, without limitation, any other relief to which Seller may otherwise be entitled by virtue of this Agreement or under law or at equity and in all events the liability of Buyer or loss or damage resulting from or in any way connected with this Agreement or any default or defaults by Buyer hereunder in the event such sale shall not be consummated shall be limited to the sum of the Deposit.

                      (d) If for any reason the Closing does not occur, the Escrow Agent shall deliver the Deposit to Seller or Buyer, as provided herein, only upon receipt of a written demand therefor from such party, subject to the following provisions: If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Deposit, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within fifteen (15) days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such period, the Escrow Agent, at Escrow Agent's election, shall (1) continue to hold such amount until otherwise directed by written instructions signed by Seller and Purchaser or a final judgment of a court, or (2) pay the Deposit into a Connecticut court of competent jurisdiction, and thereafter the Escrow Agent shall be deemed discharged from any further obligation under this Agreement.

                      (e) The parties acknowledge that the Escrow Agent is acting solely as a stakeholder, at their request and for their convenience, and without compensation, and that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts or omissions and for any loss, cost or expense incurred by Seller or Buyer resulting from actions taken by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions taken by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent. Buyer and Seller shall share equally in the payment of any out-of-pocket expenses of the Escrow Agent. Seller and Buyer agree that, except as otherwise expressly provided in this Agreement, the Escrow Agent shall hold, maintain and dispose of the Deposit in accordance with the Escrow Receipt and Instructions attached hereto as Exhibit 1.

                                   ARTICLE III

                              DELIVERIES BY SELLER

         SECTION 3.01. DOCUMENTS. At or before the Closing, Seller shall deliver to Buyer the following items:

               A. Certificates of Occupancy. Final, unqualified and unconditional certificates of occupancy relating to the Premises which, to the best of Seller's knowledge, information and belief, represent all of the certificates of occupancy issued with respect to all construction and tenant work upon the Premises.

               B. Permits and Authorizations. Copies of all Permits and authorizations of which Seller has knowledge and which are required in connection with the construction, occupancy, use or operation of the Business Property.

               C. Plans. Current, updated copies of the As-Built plans and specifications ("Plans") for the Land and Improvements showing all the utilities and the Building.

               D. Asbestos Report. The 475 Steamboat Road Record of Encapsulation & Removal of Asbestos as of 1995, a copy of which has been delivered to Buyer (the "Asbestos Report").

               E. Existing Lease; Existing Subleases and Other Documents. Copies of the Existing Lease, Existing Subleases, and any other contracts, agreements and documents affecting the Business Property.

               F. (Intentionally omitted).

               G. Rent Roll. A complete rent roll pertaining to the Premises. The Seller represents that the information contained in the Rent Roll is the same as that set forth in Paragraph B of Section 5.01 hereof.

               H. [This paragraph intentionally left blank]

                                   ARTICLE IV

                                     CLOSING

         SECTION 4.01. CLOSING. Except as otherwise provided in this Agreement, the delivery of the deed or deeds to be delivered as hereinafter provided, the payment of the Purchase Price Balance and the consummation of the transactions contemplated in this Agreement (the "Closing") shall take place on June 3, 1996 (as such date may be extended pursuant to the terms of this Agreement), or on such other date as Buyer and Seller may agree upon (the "Closing Date"). The Closing shall be held at 10:00 a.m. (Eastern Standard Time) on the Closing Date, at the offices of Cummings & Lockwood, Two Greenwich Plaza, Greenwich, Connecticut 06830, or such other place as Buyer and Seller may agree upon.

         SECTION 4.02. CLOSING STATEMENTS. Prior to the Closing, Seller and Buyer shall each submit tentative closing statements to the other party reflecting proposed prorations, apportionments, credits and adjustments to be made at the Closing, and Seller and Purchaser shall mutually agree upon the appropriate total amount to be credited to Seller or to Buyer at the Closing pursuant to Section 4.07 hereof.

         SECTION 4.03. DELIVERY AT CLOSING. At the Closing:

               A. Seller shall deliver or cause to be delivered to Buyer and Chicago Title Insurance Company (the "Title Company"), the Assignment and Assumption Agreement, duly executed, witnessed and acknowledged by Seller and the deed or deeds described in Section 5.01 hereof, each duly executed, witnessed and acknowledged by the grantor therein, together with releases (the "Releases") duly executed, witnessed and acknowledged by the holders of any encumbrances, which are not Permitted Title Exceptions, all in form and content acceptable to Buyer and the Title Company.

               B. Buyer shall deliver to Seller the Purchase Price Balance.

         SECTION 4.04. CONVEYANCE TAXES. A. Seller shall pay all conveyance taxes payable in connection with this transaction, including any conveyance taxes which may be payable in connection with the conveyance of title to the Seller as provided in
Section 5.01 hereof, and at the Closing, Seller shall deliver to Buyer or the Title Company:

                          (a) All necessary state and local conveyance tax forms
and statements signed by or on behalf of the Seller; and

                          (b) All necessary state and local conveyance tax forms
and statements signed by or on behalf of the Fee Owner in connection with the conveyance of title to the Seller pursuant to the provisions of Section 5.01 hereof; and

                          (c) Certified or bank checks(s) payable to the order
of (i) the Connecticut Department of Revenue Services, in the amount of all applicable Connecticut conveyance taxes payable in connection with this transaction including any conveyance taxes which may be payable in connection with the conveyance of title to the Seller as provided in Section 5.01 hereof; and (ii) the Town Clerk, Town of Greenwich, in the amount of all applicable local conveyance taxes payable in connection with this transaction, including any conveyance taxes which may be payable in connection with the conveyance of title to the Seller as provided in Section 5.01 hereof.

         SECTION 4.05. ADDITIONAL ITEMS TO BE DELIVERED BY SELLER. At the Closing, Seller shall deliver to Buyer:

               A. An assignment and assumption of the Existing Lease (the "Assignment and Assumption of Lease"), substantially in the form of Exhibit 2 attached hereto and incorporated herein by reference, executed, witnessed and acknowledged by Seller.

               B. If requested by the Buyer, an assignment of Seller's interest in and to the Existing Subleases duly executed, witnessed and acknowledged by Seller.

               C. The landlord's fully executed counterparts (or, where originals are unavailable, copies thereof) of the Existing Lease and any amendments, guarantees and other documents relating thereto, a Rent Roll, updated as of the Closing Date, together with a schedule of any security deposits and/or prepaid rentals paid by the tenant thereunder, and a separate certified or official bank check payable to the order of Buyer, in the aggregate amount of the security deposits and/or prepaid rentals under the Existing Lease. In the event any security deposits and/or prepaid rentals are held by a bank, savings bank, trust company or savings and loan association, at Buyer's option, Seller shall deliver to Buyer, in lieu of such check, an assignment to Buyer of such deposits and all interest thereon and written instructions to the holder thereof to transfer such deposits and interest to Buyer. With respect to any security deposits which are letters of credit, Seller shall deliver to Buyer at the Closing such letters of credit and shall execute and deliver such other instruments as the issuers of such letters of credit shall reasonably require and shall cooperate with Buyer to change the named beneficiary under such letters of credit to Buyer, which obligations of Seller shall survive the Closing.

               D. A bill of sale (the "Bill of Sale") substantially in the form of Exhibit 4 attached hereto and incorporated herein be reference, executed by Seller, conveying to Buyer any Personal Property to be conveyed pursuant to this Agreement..

               E. Notices to the tenants under the Existing Leases ("Notice to Tenants"), substantially in the form of Exhibit 5 attached hereto and incorporated herein by reference, executed by Seller.

               F. All keys in the possession of Seller and its building manager to all entrance doors to, and equipment and utility rooms (and other secured areas) located in, the Premises, which keys shall be properly tagged for identification.

               G. A FIRPTA Certificate substantially in the form attached hereto as Exhibit 6 and incorporated herein by reference, executed by Seller.

               H. The Certificate of Seller substantially in the form attached hereto as Exhibit 7 and incorporated herein by reference, executed by Seller.

               I. An estoppel certificate from Pechiney Packaging Corporation ("Pechiney"), duly executed by Pechiney, in the form attached hereto and incorporated herein by reference as Exhibit 9 (the "Pechiney Estoppel Certificate"), which shall, inter alia, confirm that all of the Seller's representations contained in subsection 5.01(c) of this Agreement are true and correct as of the Closing.

               J. Executed counterparts (or, where unavailable, copies thereof certified by Seller) of all Service Contracts affecting the Premises.

               K. An Affidavit executed by the Trustee or Trustees of the Seller in the form attached hereto as Exhibit 10, and such other documents executed by said Trustee or Trustees as may be required by the Title Company (as herein defined).

               L. A certificate of the Corporate Clerk or Secretary of the Fee Owner evidencing (a) resolutions of the Fee Owner's Board of Directors authorizing the conveyance of the Fee Owner's interest in the Business Property and the transactions contemplated in this Agreement and (b) the incumbency of the Fee Owner's Officers executing any documents in connection with said conveyance and the transactions contemplated in this Agreement, and such other documents executed by the Fee Owner regarding the Fee Owner and said conveyance by the Fee Owner and the transactions contemplated in this Agreement as may be required by the Title Company.

               M. Authorization Documents. Corporate and/or trust resolutions, partnership and/or trust certificates, good standing certificates, certified entity formation documents and any other documentation, reasonably requested by the Title Company or Buyer, relating to Seller and the Fee Owner and any entities which own or control Seller or the Fee Owner, as the case may be, which evidence the right, power and authority of Seller and the Fee Owner to consummate the transactions contemplated by this Agreement.

               N. Title Affidavits. Separate affidavits by the Trustee or Trustees of the Seller and by a duly authorized Office of the Fee Owner (i) to the extent required by the Title Company (as hereinafter defined) in order to insure title to the Premises without exception for (a) mechanic's and materialmen's liens; (b) tenants' rights except those under the Existing Leases;
(c) any security interest in any Personal Property and fixtures being sold with the Premises; and (ii) to verify that the party signing each such affidavit has no notice of any facts or circumstances not of record which could give rise to the claim of any third party to rights of adverse possession or use over the Premises or any part thereof in derogation of the rights of the owner of the Premises; (d) updating any available survey; and (iii) to confirm such additional facts regarding the Premises as may be required by the Title Company.

               O Other Documents. All documents listed in Article III of this Agreement, which were not previously delivered to Buyer prior to Closing.

               P. Seller will use its best efforts to obtain duly executed estoppel certificates in form and substance satisfactory to Buyer from all tenants under the Existing Subleases.

          SECTION 4.06.  ADDITIONAL ITEMS TO BE DELIVERED BY BUYER.

               A. At the Closing, Buyer shall deliver to Seller:

                    (a) The Assignment and Assumption Agreement, executed by Buyer.

                    (b) Any conveyance tax forms required to be signed by or on behalf of Buyer.

                    (c) The Certificate of Buyer ("Certificate of Buyer") in the form of Exhibit 11 attached hereto.

                    (d) Documentation to establish to Seller's reasonable satisfaction the due authorization of Buyer's acquisition of the Business Property and delivery of the documents required to be delivered by Buyer pursuant to this Agreement.

          The documents referred to in subsections (a) through (d) hereof shall be signed by Buyer or Buyer's assignee as permitted under the provisions of this Agreement.

SECTION 4.07.  CLOSING COSTS.

               A. Shared Costs. Seller and Buyer shall share and split equally any costs and expenses for the services of the Escrow Agent.

               B. Buyer's Costs. Buyer shall pay Buyer's legal fees and expenses, all premiums for the issuance of any policy or policies of title insurance, the cost of the survey, and the costs of all opinions, certificates, instruments, documents and papers required to be delivered, or to cause to be delivered, by Buyer hereunder, and, without limitation, the cost of all performance by Buyer of its obligations hereunder. Buyer shall pay the recording fees in connection with the recording of the Assignment of Leasehold Interest (as hereinafter defined) and the Deeds from the Seller to the Buyer.

               C. Seller's Costs. Seller shall pay Seller's legal fees and expenses and the cost of all opinions, certificates, instruments, documents and paper required to be delivered, or to cause to be delivered, by Seller hereunder, and, without limitation, the cost of all performances by Seller of its obligations hereunder. Seller shall pay at the Closing all Connecticut conveyance tax and local conveyance tax imposed as a direct result of the sale of the Business Property and all recording fees for any deeds or other documents from the Fee Owner and for any other documents (other than the Assignment of Leasehold Interest and the Deed from Seller to Buyer) recorded to render and convey title to the Business Property in compliance with the provisions of this Agreement.

         SECTION 4.08. PRORATIONS AND ADJUSTMENTS. A. The only items to be prorated and adjusted are as follows, with such prorations made between Seller and Buyer at the Closing, computed as of the Closing Date, with income and expenses for the Closing Date itself being allocated to Buyer:

               (1) Income. Rentals and, without limitation, other payments (other than percentage rent) payable by tenants, licensees, concessionaires and other persons using or occupying the Business Property or any part thereof, for or in connection with such use or occupancy; provided, however, Buyer shall not be obligated to make any payment or give any credit to Seller on account of or by reason of any rental or other payments which are unpaid as of the Closing Date, but shall be required merely to turn over to Seller its share of the same if, as and when received by Buyer. All payments received by Buyer from a tenant, licensee, concessionaire or other person shall be applied first to Buyer's collection costs (if any) with respect thereto and then against the most recently accrued obligation or obligations of the payor. In addition, in the event that as of the Closing Date there shall exist any rebate, rental concession, free-rent period, credit, set-off or rent reduction under or with respect to any Existing Lease which extends to or beyond the Closing Date, then Seller shall pay Buyer as of the Closing Date (and the prorations in favor of Buyer hereunder shall include an amount equal to) the aggregate amount of all such rebates, rental concessions, free-rent periods, credits, setoffs or rent reductions applicable to any period or periods on or after the Closing Date. In the event that Buyer receives checks payable to Seller with respect to the Business Property, Seller hereby authorizes Buyer to endorse Seller's name on the checks without recourse and apply the proceeds in accordance with the foregoing; similarly, any checks received by Seller with respect to the Business Property shall be endorsed by Seller without recourse and promptly forwarded to Buyer, who shall apply the proceeds thereof in accordance with the foregoing.

               (2) Ground Rent. Any rents, charges and obligations payable under the Ground Lease.

               B. There shall be no other prorations or adjustments between Seller and Buyer. Seller represents that all real and personal property taxes and assessments, sewer charges, sewer taxes and other applicable municipal taxes imposed with respect to the Business Property are payable by Pechiney directly to the appropriate taxing authorities pursuant to the Pechiney Sublease, and accordingly these items will not be adjusted by Seller and Buyer.

               C. Certain Expenses not to be Prorated. Seller and Buyer agree that none of the insurance policies relating to the Business Property will be assigned to Buyer (and Seller shall pay any cancellation fees resulting from the termination of such policies).

               D. Prepaid Rent and Deposits. All prepaid rentals, prepaid payments and security deposits (including all accrued interest on the foregoing) made under Existing Lease, license agreements or concession agreements relating to the Business Property or any part thereof shall belong to Buyer and shall be delivered to Buyer at the Closing.

               SECTION 4.09. IRS COMPLIANCE. The parties agree to cooperate in requiring their respective attorneys to comply with Internal Revenue Service requirements as to filing 1099-S forms. The provisions of this paragraph shall survive the Closing.

                                    ARTICLE V

                                      TITLE

          SECTION 5.01.  TITLE TO THE PREMISES.

               A. Ground Lease. Seller represents (a) that Seller is the owner of the Improvements and is the sole ground lessee and sole owner of a leasehold estate in the Business Property pursuant to a certain Agreement of Lease between the Mutual Life Insurance Company of New York, as ground lessor, and The Fleming-Morell Corporation, as ground lessee, dated March 26, 1970, (the "Ground Lease"); (b) that Pacific Beach Company, Inc., a Delaware corporation, (the "Fee Owner") is the owner of a fee simple interest in the Business Property, subject to the Ground Lease; (c) the Ground Lease has not been modified or amended and is in good standing and is in full force and effect; a true, correct and complete copy of the Ground Lease has been delivered to Buyer; (d) there are no other agreements or other arrangements with respect to the Premises or the ownership thereof between the Lessor and Lessee under the Ground Lease, or with respect to the Ground Lease or the leasing of the Premises; (e) the current term of the Ground Lease commenced on March 26, 1970, and will terminate on March 25, 2020, and none of the options to renew or extend the term of the Ground Lease has been exercised; (f) no security deposit has been paid under the Ground Lease and no security deposit is being held by the Lessor under the Ground Lease; (g) the "Stated Annual Rent" as defined in and payable under the Ground Lease is currently $72,000.00 per year, payable at the rate of $6,000.00 per month, in advance, and has been timely paid in full for all months of the term through and including February 29, 1996); (h) the amount of "Percentage Rent" as defined in and payable under the Ground Lease is currently $20,125.00 per year, payable at the rate of

$1,677.08 per month, in advance, and there currently exists no overpayment or underpayment of the Percentage Rent (which has been timely paid in full for all months of the term through and including February 29, 1996); (i) all other obligations of the Lessee under the Ground Lease have been paid or performed by the Lessee as of the date hereof; (j) to the best of Seller's knowledge, information and belief, there are no defaults of the Lessor under the Ground Lease nor any existing conditions which upon the giving of notice or lapse of time or both would constitute a default by the Lessor under the Ground Lease; and (k) there are no defaults of the Lessee under the Ground Lease nor any existing conditions upon which the giving of notice or lapse of time or both would constitute a default by the Lessee under the Ground Lease, and there are no set-offs, defenses or counterclaims against the enforcement of Lessee's obligations under the Ground Lease.

               Simultaneously with the execution and delivery of this Agreement, Seller will enter into a duly executed, valid and enforceable Contract with the Fee Owner for the purchase of the Fee Owner's fee interest in the Premises which will have been approved in writing by Buyer (the "Contract"), a true and complete copy of which has been delivered to Buyer. At the request of Buyer, at, or at any time prior to, the Closing, Seller shall assign all of Seller's right, title and interest in and to the Contract to Buyer pursuant to assignment documentation which is satisfactory to Buyer. At or prior to the Closing, Seller shall acquire from the Fee Owner the fee simple interest in the Premises, and at the Closing Seller shall convey title to the Business Property to Buyer by a Bargain and Sale Deed with covenants against Grantor's Acts substantially in the form attached hereto as Exhibit 13 (the "Seller's Deed") and an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit 14 (the "Assignment and Assumption Agreement"); provided, however, that if, with the advance consent of the Buyer (the granting of which such consent shall be in the sole discretion of the Buyer) the Seller, pursuant to the Contract directs the Fee Owner to convey the Fee Owner's fee title to the Premises to Buyer at the Closing by a special or limited warranty deed, as provided in the Contract, which shall be acceptable to Buyer and the Title Company (the "Fee Owner's Deed to Buyer") and the Seller shall thereupon convey and transfer Seller's leasehold interest in the Premises by the Assignment of Leasehold Interest and by a QuitClaim Deed from the Seller to the Buyer which shall be acceptable to the Buyer and the Title Company (the "Seller's QuitClaim Deed"). Notwithstanding anything contained herein to the contrary, the Seller confirms and agrees that the Contract and any deed from the Fee Owner to the Seller, any deed from the Fee Owner to the Buyer, any deed from the Seller to the Buyer, and the Assignment and Assumption Agreement shall each specifically provide that there shall be no merger of the leasehold interest in the Premises under the Ground Lease or the ownership interest in the Improvements with the fee estate interest in the Premises for any reason, including, but not limited to by reason of the same; corporation, partnership, or other entity acquiring or holding, directly or indirectly, the Ground Lease and the leasehold estate created thereby or any interest in the Ground Lease or in such leasehold estate as well as the fee estate in the Premises, and shall further provide that the foregoing conveyance or conveyances of the Premises and the interests therein shall not extinguish said leasehold interest in the Premises or any subordinate leases or subleases affecting the Premises (including, without limitation, the Pechiney Sublease, as hereinafter defined, and any sub-subleases subordinate thereto). The obligations of the Buyer under this Agreement are conditioned upon and subject to the conveyance to Buyer of the Fee Owner's fee interest in the Premises as herein provided.

               B. Pechiney Sublease. Seller represents that the Premises are currently subject to a valid and enforceable sublease from Fleming-Morell Associates to

Pechiney Ugine Kuhlman Corporation dated November 6, 1981, described in Schedule B attached hereto (the "Pechiney Sublease"); and that a true, correct and complete copy of the Pechiney Sublease has been delivered to Buyer. On or before the Closing, Seller shall (i) enter into an agreement with the current tenant under the Pechiney Sublease, Pechiney Packaging Corporation ("Pechiney") to amend the Pechiney Sublease, effective as of the closing of this transaction, which such agreement shall be acceptable to, and shall have been approved in advance in writing by, Buyer; and (ii) shall deliver a fully executed copy of such agreement to Buyer. If, on or before the Closing, Seller and Pechiney have not entered into such an agreement which shall be acceptable to, and shall have been approved in advance in writing by, Buyer, and Seller has not delivered a fully executed copy of such agreement to Buyer, then Buyer may elect to terminate this Agreement, in which case the Seller shall (i) cause the Escrow Agent to refund the Deposit to Buyer with all accrued interest thereon, and (ii) reimburse Buyer for any expenses incurred by Buyer for the examination of title to the Premises, for Buyer's legal fees and survey costs, and for Buyer's due diligence inspection of the Premises as provided in Section 10.01 hereof (provided, that the amount of such reimbursement shall not exceed $35,000.00) and upon Buyer's receipt of said Deposit and said reimbursement all rights and liabilities of the parties hereto shall be terminated. At the request of Buyer, at or at any time prior to the Closing, Seller shall assign to Buyer (in assignment documentation satisfactory to Buyer) all of Seller's rights under such agreement with Pechiney. The obligations of the Buyer under this Agreement are conditioned upon and subject to the amendment of the Pechiney Sublease pursuant to such agreement with Pechiney. Seller further represents as follows regarding the Pechiney Sublease:

                  (a) The Pechiney Sublease has not been modified or amended (other than as provided in the above-referred-to agreement to be entered into with Pechiney) and is in good standing and in full force and effect, and there are no other agreements or other arrangements between the Seller and Pechiney with respect to the Premises, or with respect to the Pechiney Sublease or the subleasing of the Premises.

                  (b) The current term of the Pechiney Sublease commenced on November 6, 1981, and will terminate on December 31, 2000. No options which the Lessee has under the Pechiney Sublease to extend or renew the Pechiney Sublease have been exercised and no option to purchase the Premises under the Pechiney Sublease has been exercised:

                  (c) No security deposit has been paid under the Pechiney Sublease and no security deposit is held by the Seller.

                  (d) The amount of the basic rent payable under the Pechiney Sublease (which has been timely paid in full for all months of the Pechiney Sublease term through and including February 29, 1996) is currently $1,200,000.00 per year, ($100,000.00 per month), payable in advance.

                  (e) The amount of additional rent currently payable under the Pechiney Sublease through and including February 29, 1996) is $0 per month.

                  (f) Pursuant to the Pechiney Sublease, Pechiney has paid all real estate taxes and assessments upon the Premises and all "Impositions" as defined in the Pechiney Sublease for the period ending December 31, 1995.

                  (g) All other obligations, conditions and requirements of Pechiney under the Pechiney Sublease (including, but not limited to, all expenses and charges for utilities, and fuel, building security and maintenance) have been paid or performed by or complied with by Pechiney and by Seller as of the date hereof.

                  (h) All obligations, conditions and requirements of the Seller under the Pechiney Sublease have been performed by the Seller as of the date hereof, and will be performed by the Seller through and including the date of the Closing. The Seller has complied with and is in compliance with all "Requirements" as defined in the Pechiney Sublease.

                  (i) There are no defaults of the Seller or Pechiney under the Pechiney Sublease and no existing conditions which upon the giving of notice or lapse of time or both would constitute a default under the Pechiney Sublease. There are no set-offs, defenses or counterclaims against enforcement of Pechiney's obligations under the Pechiney Sublease.

                  (j) Pechiney has not entered into any currently effective subleases, assignments, mortgages or other agreements transferring Pechiney's interest in the Pechiney Sublease or the Premises, other than the sublease agreements which are described in Schedule G attached hereto and copies of which have been delivered to Buyer.

                          C. Permitted Title Exceptions. At the Closing, Seller
shall convey the Business Property, or cause the Business Property, to be conveyed to Buyer, subject only to the following Permitted Title Exceptions:

                               (1) any regulations, ordinances, rules and
statutes governing or affecting the Premises imposed or to be imposed by any governmental authority, including the wetlands, zoning & planning rules and regulations of the Town of Greenwich, Connecticut, provided the same are not violated and do not prohibit the present use of the Premises.

                               (2) taxes of the Town of Greenwich and/or any
region or district in which the Premises are situated which become due and payable after the Closing Date.

                               (3) municipal assessments and public improvement
assessments, and/or unpaid installments thereof, which assessments and/or installments thereof become due and payable after the date of the delivery of the Deed or Deeds.

                               (4) any effect on the Premises of the fact that
the same are or may be located in an area which qualifies the Premises for government subsidized insurance under the National Flood Insurance Act of 1968, as amended, and the maps promulgated or to be promulgated pursuant thereto.

                               (5) the rights of the Lessor, and the obligations
of the Seller, under the Ground Lease (which is to be transferred and assigned to Buyer as a part of this transaction pursuant to this Section 5.01).

                               (6) the rights of the tenant (as tenant only)
under the Existing Lease (sometimes also referred to herein as the "Pechiney Sublease", as same shall be amended pursuant to the terms hereof).

                               (7) such exceptions to title and the matters set
forth in Schedule F attached hereto and made a part hereof.

                     D. Title Documents. Title to the Premises shall be conveyed by Seller to Buyer at the Closing, pursuant to the provisions of Section 5.01 hereof, by (a) the Assignment and Assumption Agreement and (b) either (i) the Seller's Deed; or (ii) the Fee Owner's Deed to Buyer and Seller's QuitClaim Deed from Seller to the Buyer, all of which documents are to be in form acceptable to Buyer and the Title Company and properly executed, witnessed and acknowledged.

                     E. Violations. Violations at the time of the Closing of any governmental (including zoning and planning) rules and regulations shall constitute exceptions to title for the purposes of subsection H hereof.

                     F. New Leases. During the period from the date hereof until the Closing, Seller shall not, without Buyer's prior consent in each instance, which consent may be withheld or granted in Buyer's sole discretion, enter into any new leases or subleases, or consent to any subleases or assignments, for space in the Building, or terminate, amend, renew or extend the Existing Lease, with the exception of the amendment of the Existing Lease (the Pechiney Sublease), which may be amended only as specifically provided in the Pechiney Agreement.

                     G. Title Insurance Policy. It shall be a condition of Buyer's obligations to close and consummate the purchase herein contemplated that Seller shall receive good and marketable title to the Premises, subject only to the Permitted Title Exceptions and that, Buyer shall receive at the Closing a title insurance policy or policies in the current ALTA form (or an equivalent form acceptable to Buyer) issued by Chicago Title Insurance Company (the "Title Company") at standard rates, in the amount of the Purchase Price, and complying with the requirements of the paragraph, insuring to Buyer both the fee simple title to the Premises and the leasehold interest under the Ground Lease, free from all exceptions, other than the Permitted Title Exceptions. An agreement by the Title Company to provide affirmative insurance against forfeiture or loss by reason of a title defect shall not be deemed in compliance with this subsection or a cure of such title defect, unless Buyer accepts such agreement in writing. Said title insurance policy or policies (a) shall delete the standard printed exceptions for (1) rights or claims of parties in possession not shown by the public records; (2) encroachments, overlaps, boundary line disputes, and any matters which would be disclosed by an accurate survey and inspection of the premises; (3) easements, or claims of easements, not shown by the public records; (4) any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records; (5) taxes or special assessments which are not shown as existing liens by the public records, and shall contain the following endorsements:

                     (a) an endorsement insuring contiguity between any parcels constituting the Premises and between the Land and the easement area described in the Grant recorded in Book 794 at Page 625 of the Greenwich Land Records, without any strips, gores or like intrusions;

                     (b) an endorsement insuring access and contiguity to all adjacent highways, roads, streets and alleys which are necessary for access to the Premises for their intended purposes without any strips, gores, or like intrusions;

                     (c) an endorsement insuring Buyer's rights to use all of the easements and grants appurtenant to the Premises and structures thereon;

                     (d) an endorsement insuring that no utility or other lines, pipes or conduits necessary for the use or operation of the Premises are situated over, under or in any property other than the Premises, any adjoining public way or a recorded utility easement benefiting the Premises;

               H. Title Defects. In the event that on the Closing Date Seller is unable to convey title to the Premises to Buyer in accordance with the terms of this Agreement, Seller shall

                     (i) have a further period of sixty (60) days within which to perfect title. Seller agrees to use its best efforts to remove any defects or exceptions to title. If, at the end of said period, Seller is still unable to convey title to the Premises in accordance with the terms of this Agreement, Buyer can elect to either accept such title as Seller can convey, upon the payment of the Purchase Price, or Buyer shall reject such title, and upon such rejection, Seller shall cause the Escrow Agent to refund to Buyer the Deposit, and

                     (ii) reimburse Buyer for any expenses incurred by Buyer for the examination of title to the Premises, for survey costs, and for Buyer's due diligence inspection of the Premises as provided in Section 10.01 hereof (provided, that the amount of such reimbursement shall not exceed $35,000.00) and upon Buyer's receipt of said Deposit, with all accrued interest thereon, and said reimbursement, all rights and liabilities of the parties hereto shall be terminated.

               I. Curing Title Defects. Notwithstanding anything contained herein to the contrary, the Seller (a) shall pay off and satisfy and obtain the release of any liens, judgments, attachments, mortgages or other financial encumbrances upon the Premises which may be removed, satisfied or released by the payment of money, and (b) shall undertake to remove, discharge or otherwise cure any other exceptions to title that are not Permitted Title Exceptions provided, however, that the Seller shall not be required to expend more than $100,000 for the removal or satisfaction of such other exceptions to title, and shall be entitled to a reasonable adjournment of the Closing (not to exceed 60 days) for the purpose thereof. If, on the Closing Date, there may be any liens, judgments, attachments, mortgages or other financial encumbrances upon the Premises which may be removed, satisfied or released by the payment of money, Seller may use any portion of the Purchase Price Balance to satisfy the same, provided Seller shall deliver to Buyer at Closing, instruments in recordable form sufficient to release, satisfy and discharge such other liens, together with the cost of recording and filing said instruments which are acceptable to Buyer and the Title Company. Seller shall not be excused from performing its obligations under the Agreement by reason of the existence of any exception to title or encumbrance of the type described in this paragraph 5.01(I).

                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller hereby represents, warrants and covenants as follows:

                  SECTION 6.01. TITLE. Buyer will acquire hereunder good, marketable and insurable fee simple title to the Business Property, free and clear or all liens, judgments, encumbrances, liabilities, agreements, leases, claims, rights, easements, restrictions or other matters affecting title, except the Permitted Title Exceptions.

         SECTION 6.02. CONSENTS. Seller has obtained all consents, approvals and permissions related to the transactions hereby contemplated and required under any covenant, agreement, encumbrance, law or regulation.

         SECTION 6.03. ENVIRONMENTAL MATTERS.

               A. As used in this Article VI, the term "Leasehold Owner" shall mean any owner of the leasehold interest in the Premises under the Ground Lease (as herein defined). No notice, demand, request for information, citation, summons or other communication has been received by the Leasehold Owner, no penalty has been assessed, and the Leasehold Owner has received no notice of any pending investigation or review by any governmental or other entity (a) with respect to any alleged violation of any Environmental Laws (as hereinafter defined) in connection with the Business Property, (b) with respect to any alleged failure by the Leasehold Owner to have any environmental permit required in connection with the Business Property or (c) with respect to any Release (as hereinafter defined) in, upon or under the Business Property. For the purpose of this Agreement, "Environmental Laws" means all Laws relating to the environment or to emissions, discharges or releases of asbestos, pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic, radioactive or hazardous materials, substances or wastes into the environment, including without limitation ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, contaminants, petroleum or petroleum products, chemicals or industrial, toxic radioactive or hazardous materials, substances or wastes or the clean-up or other remediation thereof, and "Release" means the treatment, storage, recycling, transportation, disposal or release of Hazardous Substances.

            B. Negative Declaration. The Premises are not an "Establishment," as defined by Connecticut General Statutes Section 22a-134, requiring the filing of a negative declaration or other form, or, if the Premises are an Establishment, Seller will execute the applicable certification as the Certifying Party, pay all filing fees, and timely file the required forms in connection with the transfer of such Establishment.

            C. Hazardous Materials. There has been no storage, use, discharge or release of hazardous materials on, in or under the Premises. As used in this Agreement, the term "hazardous materials" means any hazardous, regulated or toxic chemical, agent, sub stance, material or waste, including any petroleum based substance, which is regulated by any local governmental authority, the State of Connecticut, the United States or any agency thereof, including, but not limited to substances defined by the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Resource Conservation and Recovery Act, or under Connecticut General Statutes Title 22a, or any regulations promulgated under any of the foregoing statutes. The Premises
(i) are currently in compliance with (and there is no condition existing which, with the passage of time, will cause the Premises not to comply with) all applicable health, safety, ecological, environmental, inland wetland, flood control, pollution control and other similar laws, codes, regulations, standards, and orders applicable to the Premises and (ii) are free from asbestos (except as provided in subparagraph D hereof), PCBs and all hazardous materials and all other effluent and debris of any type which would constitute a health hazard or risk or would otherwise interfere with the current or intended use of the Premises. No portion of the Premises have ever been used in the past for activities which, either directly or indirectly, involved the generation, use, storage, transportation or disposal of any hazardous materials and the Premises do not contain, nor are they emitting any hazardous materials. There are no and have been no underground storage tanks located on the Premises.

                     D. Asbestos Removal. Prior to the Closing Seller shall, in accordance with all applicable laws, codes, regulations and guidelines, remove all asbestos and asbestos containing material from the Premises, other than such asbestos and asbestos containing material which is shown to be located upon the Premises in the Asbestos Report; or, at Seller's election, or at the Closing, Seller shall give to Buyer a credit against the Purchase Price in an amount equal to the cost of the removal of such asbestos and asbestos containing material shown to be located upon the Premises in the Asbestos Report in accordance with Buyer's cost estimate.

                     E. Representations to Survive Closing. The representations and warranties by Seller contained in this Section 6.03 are true, accurate and complete, as of the day Seller executes this Agreement, shall be deemed made as of the date of the Closing, shall be deemed continuing until the date of the Closing and shall survive the Closing and the passage of title.

                        SECTION 6.04. UTILITIES; ACCESS. To the best of Seller's knowledge, the Business Property has adequate water supply, storm and sanitary sewage facilities, telephone, gas, electricity, fire protection, means of ingress and egress to and from public highways and, without limitation, other required public utilities. All streets and roads necessary for access to or full utilization of the Business Property or any part thereof have been completed, dedicated and accepted for maintenance and public use by the appropriate governmental authorities or are otherwise owned and maintained by local governments for public use. No easements are required by the owner of the Business Property for such access and full utilization or in connection with any utilities.

               SECTION 6.05. SOIL CONDITIONS; ENCROACHMENTS; FLOOD AND MUDSLIDE HAZARDS. To the best of Seller's knowledge, there are no soil conditions adversely affecting the Business Property. The Improvements do not encroach onto adjoining land or onto any easements, and there are no encroachments of improvements from adjoining land onto the Business Property. The location or configuration of the Improvements does not violate any applicable setback requirements or restrictive or leasehold covenants or applicable laws or codes. The Land is not in an area identified by an agency or department of the federal government as having special flood or mudslide hazards.

               SECTION 6.06. PECHINEY SUBLEASE. Between the date hereof and the Closing Seller shall comply with and enforce all provisions of the Pechiney Sublease, and if Pechiney shall fail to perform any of its obligations under the Pechiney Sublease, Seller shall perform such obligations.

               SECTION 6.07. DUE AUTHORIZATION, EXECUTION. ORGANIZATION, ETC. (SELLER) This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon the same. Seller is a trust established under a Trust Agreement dated June 3, 1986 and is duly organized, validly existing and in good standing under the laws of the State of Florida, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided and nothing prohibits or restricts the right or ability of Seller to close the transactions contemplated hereunder and carry out the terms hereof. Samuel Feinerman is the sole trustee of Seller. Neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with the same, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does now or shall hereafter breach, invalidate, cancel, make inoperative or interfere with, or result in the acceleration of maturity of, any contract, agreement, lease, easement, right or interest, affecting or relating to Seller, any of the trustees of Seller or the Business Property.

               SECTION 6.08. FINANCIAL INFORMATION. Attached hereto as Exhibit 17 are financial statements with respect to the Business Property for the period from January 1, 1992 through December 31, 1995, which financial statements are prepared by an independent certified public accountant. All financial statements and information delivered to Buyer at any time or times heretofore or hereafter or concurrently herewith are and shall be full, true and correct in all material respects and have been and will be prepared in accordance with generally accepted accounting principles and practices. All such financial statements have fairly presented and will fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof, and no material adverse change has occurred or shall have occurred from the respective dates thereof to the date hereof or, if later, the dates of delivery of the same to Buyer except as noted therein. No material adverse change has occurred in the condition (financial or otherwise) of the Business Property, or of Seller since the dates of the statements annexed as Exhibit 17.

               SECTION 6.09. EXISTING AGREEMENTS. There are no agreements or understandings relating to the Business Property, except for this Agreement, the Contract, the Permitted Title Exceptions, and the Existing Lease (and, without limitation on the foregoing, there are no existing management agreements affecting the Business Property). No alterations, amendments or waivers pertaining to the foregoing will be made prior to the Closing Date.

               SECTION 6.10. DEFAULT. Seller is not in default in respect of any of its obligations or liabilities pertaining to the Business Property. Without limitation on the foregoing, the Service Contracts, the Permitted Title Exceptions, the Ground Lease and the Existing Lease are free from default by Seller and, to the best knowledge of Seller, by any other party thereto; and there does not exist any state of facts or circumstances or conditions or event which, after notice or lapse of time or both, would constitute or result in any such default by Seller or, to the best knowledge of Seller, by any other party.

               SECTION 6.11. LITIGATION; CONDEMNATION. There are no actions, suits or proceedings pending or, to the best knowledge of Seller, threatened, before or by any judicial, administrative or union body, any arbiter or any governmental agency or authority, against or affecting Seller or the Business Property. There is no existing, proposed or contemplated eminent domain or similar proceeding which would affect the Land or Improvements in any way whatsoever.

               SECTION 6.12. ADVERSE INFORMATION. Seller has no information or knowledge of any change contemplated in any applicable laws, codes, ordinances or restrictions, or any judicial or administrative action, or any action by adjacent landowners, or natural or artificial conditions upon the Business Property, or any other fact, circumstance or condition, financial or otherwise, which would prevent, limit, impede or render more costly Buyer's contemplated use of the Business Property.

                                   ARTICLE VII

                               CLOSING CONDITIONS

               SECTION 7.01. CONDITIONS TO BUYER'S OBLIGATIONS.

               Buyer's obligations to perform its undertakings provided in this Agreement (including its obligation to purchase the Business Property) and to close the transactions contemplated herein are conditioned upon and subject to the fulfillment and satisfaction of all conditions provided in other provisions of this Agreement and the following conditions:

                           A. Operation of Business Property. (i) That the
Premises shall be managed and operated in the ordinary course of business and shall be maintained in no less satisfactory condition than the same exists as of the signing of this Agreement, normal wear and tear and damage by casualty excepted, and (ii) That Pechiney is not in default under the Pechiney Lease and has not breached any of its obligations under the Pechiney Lease.

                           B. Use, Occupancy, Licenses, Permits, CO's, Zoning.
(i) that all building permits, certificates of occupancy, business licenses and, without limitation, all other notices, licenses, permits, certificates and authority required in connection with the construction, use or occupancy of the Business Property have been obtained and are in effect and in good standing;
(ii) that valid and final certificates of occupancy have been issued for the Improvements and each part and portion thereof and no space has been leased in violation of any such certificates; and (iii) that the Land is zoned for the buildings and businesses included and to be included in the Business Property.

                           Seller represents (i) that the Leasehold Owner has
received no notice and that the Seller has no other knowledge that any government agency or any employee or official thereof considers the construction of the Business Property or the operation or use of the same to have failed to comply with any law, ordinance, regulation or order or that any investigation has been commenced or is contemplated respecting any such possible failure of compliance; and (ii) that there are no unsatisfied requests for repairs, restorations or improvements to the Premises from any person, entity or authority, including any tenant, lender, insurance carrier or government authority.

                           C. Performance by Seller and Truth of Seller's
Representations and Warranties. The due performance by Seller of each and every undertaking and agreement to be performed by it hereunder and the truth of each representation and warranty made by Seller in this Agreement at the time as of which the same is made and as of the Closing Date as if made on and as of the Closing Date. Without limitation on the foregoing, there shall be no defaults or exceptions noted in the Certificate of Seller (Exhibit 7).

                           D. No Bankruptcy or Dissolution. That at no time on
or before the Closing Date shall any of the following ("Bankruptcy/Dissolution Event") have been done by, against or with respect to Seller: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of any property interest; (c) an assignment for the benefit of creditors; (d) an attachment, execution or other judicial seizure of a substantial property interest; (e) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (f) a dissolution or liquidation of the Seller, or the death or incapacity of any trustees of the Seller.

                           E. No Damage. That there shall not have occurred
between the date hereof and the Closing Date, inclusive, destruction of or damage or loss to the Business Property from any cause whatsoever, according to Buyer's best estimate, which would cost more than $100,000 or take longer than thirty (30) days to fully repair, restore and replace.

                           F. No Taking. That there shall not have occurred at
any time or times on or before the Closing Date any taking of the Business Property or any part thereof by eminent domain, and there shall have been no notice of such taking given by any governmental authority .

                           G. Survey. That Buyer shall have obtained an update
of the survey of the Premises by S. E. Minor & Co., Inc. entitled "Property To Be Conveyed To Pacific Beach Company, Inc. A Delaware Corporation Greenwich, Conn." dated Feb. 23, 1984 and last revised Sept. 8, 1992 (as so updated, the "Survey") of the Land and Building, certified to Buyer and the Title Company, qualifying as an ALTA certified completion survey (with all matters shown thereon or omitted therefrom being reasonably satisfactory to Buyer and the Title Company), which such Survey shall confirm the following:

                               (a) that all buildings and improvements on the
Land, (including without limitations, the Improvements, and any driveways and other means of access), shall be completely within the boundary lines of the Premises and shall not encroach upon or under the property of any other person or entity;

                    (b) that no building or structure or other improvement belonging to any other person or entity shall encroach upon or under the Premises;

                    (c) that the Premises shall abut a public street or highway; and

                    (d) that no facts are disclosed by the Survey for which the Title Company will take exception in the title insurance policy to be issued to Buyer.

               H. Pechiney Sublease Status. That (i) the Pechiney Sublease shall be in full force and effect and all obligations and requirements of Pechiney under the Pechiney Sublease to be paid and performed as of the date of the Closing shall have been paid or performed or complied with by Pechiney, and all taxes and assessments, sewer charges, sewer taxes and other municipal taxes, imposed with respect to the Business Property shall have been paid by Pechiney as required pursuant to the Pechiney Sublease, and (ii) Seller shall have entered into an agreement with Pechiney to amend the Pechiney Sublease, effective as of the closing of this transaction, which such agreement shall be acceptable to, and shall have been approved in advance in writing by, Buyer, and Seller shall have delivered a fully executed copy of such agreement to Buyer.

               I. The conveyance to Buyer of the Fee Owner's fee interest in the Premises as provided in Section 5.01 of this Agreement.

               SECTION 7.02. BUYER'S WAIVER OF CONDITIONS. At any time or times on or before the Closing, Buyer may elect to waive in writing the benefit of any condition to its obligations hereunder. In the event that any of such conditions are neither waived nor fulfilled or satisfied, Buyer may terminate this Agreement and upon such termination, the

Deposit and all interest accrued thereon shall be refunded to Buyer, and Seller shall have the obligation to reimburse Buyer for any expenses incurred by Buyer in accordance with any specific provisions contained herein which require such reimbursement.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         SECTION 8.01. INDEMNIFICATION BY SELLER.

               A. Seller shall hold harmless, indemnify and defend Buyer and the Business Property from and against: (a) any and all "Claims" (as hereinafter defined) whether direct, contingent or consequential and no matter how arising, in any way related to the Business Property and arising or accruing on or before the Closing, including any Claim arising or accruing under any Existing Lease, the Contract or any other agreement on or before the Closing, and (b) any Claim that (i) is inconsistent with (or results from any actual or alleged fact that is inconsistent with) any representation or warranty of Seller or (ii) results from any breach or default by Seller under this Agreement or under the Contract.

               SECTION 8.02. INDEMNIFICATION BY BUYER. Buyer shall hold harmless, indemnify and defend Seller from and against any Claim that results from any breach or default by Buyer under this Agreement.

               SECTION 8.03. GENERAL INDEMNITY PROVISIONS. Each indemnity provided for under this Agreement shall be subject to the following provisions:

               A. The indemnity shall cover the costs and expenses of the indemnity, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the matters covered by such indemnity.

               B. The indemnitee shall notify the indemnitor of any Claim against the indemnitee covered by the indemnity within ten (10) days after it has notice of such Claim, but failure to notify the indemnitor shall in no case prejudice the rights of the indemnitee under this Agreement unless the indemnitor shall be prejudiced by such failure and then only to the extent the indemnitor shall be prejudiced by such failure. Should the indemnitor fail to discharge or undertake to defend the indemnitee against such liability upon learning of the same, then the indemnitee may settle such liability, and the liability of the indemnitor hereunder shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by the indemnitee in effecting such settlement.

               C. Each party's indemnification obligations under this Agreement shall also extend to any present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in the indemnitee or any entity now or hereafter having a direct or indirect ownership interest in the indemnitee.

         SECTION 8.04. DEFINITION. "Claim" means any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense.

                                   ARTICLE IX

                     CONDEMNATION AND DESTRUCTION OR DAMAGE

         SECTION 9.01. CONDEMNATION.

               A. If, prior to the Closing, any portion of the Business Property is taken by eminent domain (or is the subject of a pending taking which has not yet been consummated), Seller shall notify Buyer of such fact promptly after obtaining knowledge thereof, and Buyer shall have the right to terminate this Agreement by giving notice to the Seller not later than ten (10) business days after the receipt of Seller's notice. If Buyer elects to terminate this Agreement as aforesaid, the provisions of Section 9.04 shall apply.

               B. If Buyer does not exercise its right to terminate this Agreement under subsection 9.01A, there shall be no abatement of the Purchase Price and Seller shall assign to Buyer at the Closing all rights of Seller to, and Buyer shall be entitled to receive and keep, all compensation, damages or awards for the taking of the Property or such portion thereof. Seller shall not settle any proceedings relating to such taking without Buyer's prior written consent which shall not be unreasonably withheld.

         SECTION 9.02. DESTRUCTION OR DAMAGE.

               A. In the event that the Improvements, or any part thereof, shall be damaged or destroyed by fire or any other casualty ("Casualty") prior to the Closing, Seller shall promptly give Buyer written notice of such event. In the event that the Improvements shall suffer a Casualty, Buyer shall have the option
(a) to proceed with the Closing and acquire the Business Property as affected by such Casualty, in which event

Buyer shall proceed to accept title to the Business Property and Seller shall, on the Closing transfer and/or assign to Buyer any and all compensation, damages and insurance proceeds or the rights to receive such compensation, damages and proceeds (including proceeds covering loss of rents for the period after the Closing) received by or accrued to Seller on account of such Casualty, less such sums, if any, as shall have been expended by Seller prior to Closing in connection with the repair or restoration of the Building or controlling the damage or in making claim for, or collecting, any of said monies, or (b) to terminate this Agreement by delivery written notice to Seller within ten (10) business days of Buyer's receipt of Seller's written notice concerning the Casualty. Seller shall not settle any proceedings relating to such Casualty without Buyer's prior written consent.

         SECTION 9.03. INSURANCE. Seller, at Seller's cost and expense, shall maintain until Closing, the fire, casualty, environmental, liability and rental loss insurance coverages which Seller presently maintains with respect to Business Property. Seller shall not assign to Buyer any insurance policies in connection with the Business Property.

         SECTION 9.04. TERMINATION UNDER THIS ARTICLE. If this Agreement is terminated pursuant to Section 9.01 or 9.02, Seller shall within five (5) business days cause the Deposit to be refunded to Buyer, with all interest earned thereon. Upon such refund, this Agreement shall terminate and neither party to this Agreement shall have any further rights or obligations hereunder.

                                    ARTICLE X

                  BUYER'S DUE DILIGENCE; CONDITION OF PROPERTY

               SECTION 10.01. BUYER'S DUE DILIGENCE; INSPECTION OF PROPERTY; INSPECTION PERIOD. During the period commencing upon the date hereof until 5 p.m. Eastern Standard Time on May 3, 1996 (the "Inspection Period"), Seller shall permit Buyer to complete Buyer's due diligence relating to the Business Property, at Buyer's sole cost and expense, and shall allow Buyer or Buyer's counsel, engineers, consultants, agents, accountants and architects or representatives, as a part of such due diligence, to have reasonable access to and review and inspect the Business Property, to review applicable land use and zoning laws and other governmental laws, rules and regulations, and to review all leases and contracts affecting the Business Property and such other matters related to the Business Property as Buyer deems relevant. Seller shall make available to Buyer, its agents and representatives, any environmental reports, asbestos reports, ADA reports and studies regarding the Business Property, all assessments and tax bills, notices or correspondence from governmental agencies pertaining to the Business Property, and any books, records, files, plans, and related items pertaining to the Business Property, if any.

               All such inspections shall be performed at Buyer's sole cost and expense, and Buyer agrees to keep the Business Property free and clear of any liens which may arise as a result of such inspections. Buyer agrees to restore and repair promptly any physical damage caused by any inspection or testing of the Business Property. Buyer agrees to keep confidential any information Buyer and/or its agents or representatives have obtained or developed during or as a result of its inspection; provided, however, it is hereby agreed and understood by and between Seller and Buyer that Buyer may, without the prior approval of

Seller, reveal the results of its inspections to its attorneys and potential financial advisors, lenders, investors, joint venturers, partners and/or persons or entities that Buyer's financial advisors or attorneys deem reasonably necessary.

                     SECTION 10.02. BUYER'S RIGHT OF TERMINATION. If, during the Inspection Period, Buyer shall, for any reason, in Buyer's sole discretion, judgment and opinion, be dissatisfied with any aspect of the Business Property or any documents examined by Buyer during Buyer's inspection of the Business Property, Buyer may elect to terminate this Agreement by giving written notice to Seller that Buyer elects to terminate this Agreement, on or before the expiration of the Inspection Period, whereupon, notwithstanding anything contained herein to the contrary, the Deposit and all interest accrued thereon shall be promptly returned to Buyer, and thereupon neither party have any liability, right or obligation hereunder, except for any of the same which expressly survive the termination of this Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

                     SECTION 11.01. BROKERS. Seller represents and warrants to Buyer that no broker or finder has been engaged by Seller in connection with any of the transactions contemplated by this Agreement. Buyer represents and warrants to Seller that no broker or finder has been engaged by Buyer in connection with any of the transactions contemplated in this Agreement, other than Albert B. Ashforth, Inc. (Belinda Scanlon) and Buyer agrees to pay said Albert B. Ashforth, Inc. for its services to Buyer an amount mutually agreeable to Buyer and said broker pursuant to their separate agreement.

         SECTION 11.02. FURTHER INSTRUMENTS. Each party will, whenever and as often as it shall be requested so to do by the other, cause to be executed, acknowledged and delivered any and all such further reasonable instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement, provided that the obligations of any such party are not increased thereby (or the rights of such party decreased thereby).

         SECTION 11.03. MATTERS OF CONSTRUCTION.

              A. Incorporation of Exhibits. All Exhibits and Schedules attached and referred to in this Agreement are hereby incorporated herein as fully set forth in and shall be deemed to be a part of this Agreement.

              B. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters.

              C. Non-Business Days. Whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, "business day" means any day other than a Saturday, Sunday or federal or Connecticut or New York State holiday.

              D. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

              E. Certain Terminology.

                    (a) Whenever the words "including," "include" or "includes" are used in this Agreement, they shall be interpreted in a non-exclusive manner as though the words, "without limitation," immediately followed the same.

                    (b) Except as otherwise indicated, all Exhibit, Schedule, Article and Section references in this Agreement shall be deemed to refer to the Exhibits, Schedules, Articles and Sections in this Agreement.

              F. Captions. Article and section headings shall not be used in construing this Agreement.

              G. Cumulative Remedies. No remedy conferred upon a party in this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute (except as otherwise expressly herein provided).

              H. No Waiver. No waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party shall be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it may have by reason of the default of the other party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first party while the other party continues to be so in default.

              I. Consents and Approvals. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the absolute discretion of such party.

              J. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Connecticut (without regard to conflicts of law).

              K. No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and, subject to the other restrictions on assignment herein contained, their respective successors and assigns.

              L. Amendments. This Agreement may be amended by written agreement or amendment executed by Seller and Buyer, but not otherwise.

         SECTION 11.04. ATTORNEYS' FEES. If any party obtains a judgment against any other party by reason of any breach or default of this Agreement, reasonable attorneys' fees (and costs) as fixed by the court shall be included in such judgment.

         SECTION 11.05. SUCCESSORS AND ASSIGNS. Seller may not assign or transfer its rights or obligations under this Agreement or the Contract without the prior written consent of Buyer in each instance (in which event such assignee or transferee shall assume in writing all of the assignor's or transferor's obligations hereunder, but such assignor or transferor shall not be released from its obligations hereunder). No consent given by Buyer to any transfer or assignment of Seller's rights or obligations hereunder or under the Contract shall be construed as a consent to any other transfer or assignment of Seller's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Except for any assignment by Buyer (or any assignee of Buyer) to any subsidiary, affiliated company or any entity controlling controlled by or under common control with Buyer, which assignments are not restricted under this Agreement, Buyer may not assign or transfer its rights or obligations under this Agreement prior to the Closing Date without the prior written consent of Seller (which Seller agrees not to unreasonably withhold), and in the event of such transfer or assignment such transferee or assignee shall assume in writing all of the transferor's or assignor's obligations hereunder, but such transferor or assignor shall not be released from its obligations hereunder.

         SECTION 11.06. NOTICES. Any notice, consent or request which a party is required or may desire to give the other shall be in writing and may be sent by

                    (i) personal delivery,

                    (ii) United States certified mail, return receipt requested, postage prepaid,

                    (iii) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery, or

                    (iv) telecopy, provided that the party giving such telecopy notice also sends confirmed written notice by next business day courier (such as Federal Express or the like), to the respective addresses and telecopy numbers (as applicable) of the parties set forth below:

                  to Seller:

                  Lembo-Feinerman Fleming Morell Trust
                  Summit Realty & Development
                  200 West Palmetto Park Road
                  Boca Raton, Florida  33432
                  Attention: Samuel Feinerman
                  Telecopy No. 407-392-2551
                  Confirmation No. 407-368-2043

                  with a copy to:

                  Ackerman, Levine & Cullen, L.L.P.
                  175 Great Neck Road
                  Great Neck, New York 11021
                  Attention:  William Ackerman, Esq.
                  Telecopy No. 516-829-6966
                  Confirmation No. 516-829-6900

                  to Buyer:

                  W. R. Berkley Corporation
                  165 Mason Street
                  P.O. Box 2518
                  Greenwich, CT  06836-2518
                  Attention:  Robert Gorin, Esq.
                  Telecopy No. 203-629-8336
                  Confirmation No. 203-629-3026
                  with a copy to:

                  Robert F. Grele, Esq.
                  Cummings & Lockwood
                  Two Greenwich Plaza
                  P.O. Box 2505
                  Greenwich, CT  06836
                  Telecopy No. 203-869-3120
                  Confirmation No. 203-863-6518

                  Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

                  SECTION 11.07. COUNTERPARTS. This Agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  SECTION 11.08. RIGHT OF WAIVER. Each and every condition of the Closing other than the tender of the payments by Buyer is intended for and is for the sole and exclusive benefit of Buyer. Accordingly, Buyer may at any time and from time to time waive each and any condition of Closing, without waiver of any other condition or other prejudice of its rights hereunder. Such waiver by Buyer shall be in writing signed by Buyer and delivered to Seller.

                  SECTION 11.09. DISCUSSIONS WITH TENANTS. Seller acknowledges and agrees that Buyer may contact any and all tenants and/or subtenants under the Existing Lease and the Existing Subleases to discuss (and possibly agree on) any such tenant's/subtenant's lease and/or a potential termination and/or modification of such tenant's/subtenant's lease in the event Buyer closes on the acquisition contemplated under this Agreement. In no event shall any such discussions (and/or agreements) be binding on Seller.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                      BUYER:   W. R. BERKLEY CORPORATION

DATE OF EXECUTION
BY BUYER:                                      By:  /s/ W. R. Berkley
                                                    ---------------------------
                                                      Its

3/15/96
--------------
                                      SELLER:  LEMBO-FEINERMAN FLEMING
                                               MORELL TRUST

DATE OF EXECUTION
BY SELLER:                                     By   /s/ Samuel Feinerman
                                                    ---------------------------
                                                    Samuel Feinerman, Trustee

2/15/96
--------------
                                ESCROW AGENT:  CHICAGO TITLE INSURANCE COMPANY

                                               By:  /s/ Thomas M. Ferraro
                                                    ---------------------------
                                                      Its

                         CHICAGO TITLE INSURANCE COMPANY
                         COMMITMENT FOR TITLE INSURANCE

                                   SCHEDULE A

                               (LEGAL DESCRIPTION)

Title Number:  954202337

Those certain pieces or parcels of land, together with the buildings and improvements located thereon, situated in the town of Greenwich, County of Fairfield and State of Connecticut and more particularly described as follows:

FIRST TRACT:

Beginning at a point on the easterly line of Steamboat Road formed by the intersection of the division line between the premises herein described and land now or formerly of Mary W. Knapp with said easterly line of Steamboat Road; thence along said easterly line of Steamboat Road N 0 degrees 26' E. 101.4 feet to land of the Town of Greenwich; thence along land of said Town of Greenwich S 89 degrees 03' E. 177.9 feet and S 89 degrees 58' E. 358.1 feet to land now or formerly of Tunick; thence along said land now or formerly of Tunick S 37 degrees 05' W. 90.3 feet; S 20 degrees 43' W. 118.4 feet; S 16 degrees 10' E.
54.1 feet; S 13 degrees 55' E. 35.5 feet to land now or formerly of Stempien; thence along said land now or formerly of Stempien to and along the northerly line of Davenport Avenue N 89 degrees 37' W. 315.7 feet to the Second Tract herein described; thence along said Second Tract to and along land now or formerly of Mary W. Knapp N 0 degrees 8' E. 166.9 feet; thence still along said land now or formerly of Mary W. Knapp N 89 degrees 39' W. 148.9 feet to point or place of beginning.

NORTHERLY:   by land of the Town of Greenwich;

EASTERLY:    by land now or formerly of Tunick;

SOUTHERLY:   by land now or formerly of Stempien and Davenport Avenue and in part by land now or formerly of Mary W. Knapp;

WESTERLY:    by the Second Tract herein described, land now or formerly of
             Mary W. Knapp and Steamboat Road.

                         CHICAGO TITLE INSURANCE COMPANY
                         COMMITMENT FOR TITLE INSURANCE

                                   SCHEDULE A

                               (LEGAL DESCRIPTION)

Title Number:  954202337

SECOND TRACT

Beginning at a point formed by the intersection of the northerly line of Davenport Avenue with the easterly line of Steamboat Road and running thence along Steamboat Road N 0 degrees 55' E. 66.74 feet to land now or formerly of Mary W. Knapp; thence along said land now or formerly of Mary W. Knapp S 89 degrees 02' E. 150.7 feet to the First Tract herein described; thence along said First Tract S 0 degrees 08' W. 64.15 feet to the northerly line of Davenport Avenue thence along said northerly line of Davenport Avenue S 89 degrees 59' W.
151.6 feet to the point or place of beginning bounded:

NORTHERLY:                 by land now or formerly of Mary W. Knapp;

EASTERLY:                  by the First Tract herein described;

SOUTHERLY:                 by Davenport Avenue;

WESTERLY:                  by Steamboat Road.

Together with all of the right, title and interest in and to a certain right of way as set forth in an instrument from the Town of Greenwich to the Fleming-Morell Corporation dated November 17, 1969 and recorded in Volume 794 at Page 625 of the Greenwich Land Records.

                                   SCHEDULE B

                                 EXISTING LEASE

                  AGREEMENT OF LEASE between FLEMING-MORELL ASSOCIATES, Landlord, and PECHINEY UGINE KUHLMANN CORPORATION dated November 6, 1981 (the "Pechiney Sublease"), as evidenced by a Notice of Lease between Felming-Morell Associates and Pechiney Ugine Kuhlmann Corporation dated November 6, 1981 and recorded on November 9, 1981 in Volume 1240 at Page 213 of the Greenwich Land Records.

                  FLEMING-MORELL ASSOCIATES assigned its rights and interest under the Pechiney Sublease to the Lembo-Feinerman Fleming Morell Trust by an instrument of assignment dated May 10, 1989, recorded in Volume 1973 at Page 61 of the Greenwich Land Records.

                  PECHINEY UGINE KUHLMANNN CORPORATION assigned its rights and interest under the Pechiney Sublease to Howmet Turbine Components Corporation by an instrument of assignment and assumption dated August 29, 1983 recorded on September 1, 1983 in Volume 1335 at Page 141 of the Greenwich Land Records; Howmet Turbine Components Corporation assigned its rights and interest under the Pechiney Sublease to Pechiney Corporation by an instrument dated June 1, 1994 recorded on ______________ _______, 19___ in Volume ________ at Page ______ of
the Greenwich Land Records; and Pechiney Corporation assigned its rights and interest under the Pechiney Sublease to Pechiney Packaging Corp. by an instrument dated _____________ _______, 19___ recorded on ________________
______, 19____ in Volume ____________ at Page _________ of the Greenwich Land
Records.

                                   SCHEDULE C

                               EXISTING SUBLEASES

Sublease dated December 7, 1995 by and between Pechiney Packaging Corporation ("Landlord") and Howmet Corporation ("Tenant").

Sublease dated December 15, 1993 by and between Pechiney Corporation ("Landlord") and T.M.G. Financial Products, Inc. ("Tenant").

Sublease dated August 24, 1984 by and between Pechiney Corporation ("Landlord") and Dynamics Corporation of America ("Tenant"), as amended by Letter Agreement dated December 15, 1993.

Sublease dated March 11, 1985 by and between Pechiney Corporation ("Landlord") and First Reserve Capital Management Corp. ("Tenant"), as amended by an Amendment to Sublease dated March 27, 1995.

                                   SCHEDULE D

                                PERSONAL PROPERTY

  All tangible personal property located upon the Premises owned by the Seller

                                   SCHEDULE E

                           [Intentionally Left Blank]

                                   SCHEDULE F

                                TITLE EXCEPTIONS

1. Taxes of the Town of Greenwich on the List of October 1, 1995, not yet due and payable as of the date of the Closing.

2. Terms and Provisions of a Ground Lease by and between The Mutual Life Insurance Company of New York (Landlord) and the Fleming-Morell Corporation (Tenant) dated March 26, 1970, a notice of which is dated March 26, 1970 and is recorded in Volume 797 at Page 500 and re-recorded in Volume 809 at Page 75 of the Greenwich Land Records. Said Lease was assigned to Lembo-Feinerman Fleming-Morell Trust by Assignment of Lease and Consent of Lessor dated May 10, 1989 and recorded on September 18, 1989 in Volume 1973 at Page 61 of said Land Records, and now in favor of Pacific Beach Company, Inc. as per Assignment and Assumption of Ground Lease Agreement dated November 17, 1992 and recorded on November 20, 1992 in Volume 2319 at Page 252 of said Land Records.

3. Provisions set forth in a Warranty Deed from The Fleming-Morell Corporation to The Mutual Life Insurance Company of New York dated March 26, 1970 and recorded in Volume 797 at Page 491 of said Land Records.

4. Provisions contained in the Warranty Deed from Fleming-Morell Corporation to Fleming-Morell Associates dated April 6, 1981 and recorded November 9, 1981 in Volume 1240 at Page 208 of said Land Records.

5. Conditions of grant from the Town of Greenwich to The Fleming-Morell Corporation dated November 17, 1969 and recorded on November 17, 1969 in Volume 794 at Page 625 of the Greenwich Land Records.

6. Lease by and between Fleming-Morell Association and Pechiney Ugine Kuhlmann Corporation dated November 6, 1981, a Notice of which is dated November 6, 1981 and is recorded on November 9, 1981 in Book 1240 at Page 213 of the Greenwich Land Records; Assignment of Lease and Assumption Agreement from Pechiney Ugine Kuhlmann Corporation to Howmet Turbine Components Corporation dated August 29, 1983 and recorded in the Greenwich Land Records on September 1, 1983 in Book 1335 at Page 141.

7. Terms and Provisions of a Sublease, as evidenced by a Notice of Sublease by and between Pechiney Corporation and TMG Financial Products, Inc. (as subtenant) dated December 15, 1993 and recorded January 11, 1994 in Volume 2493 at Page 295 of said Land Records.

                                    EXHIBIT 1

                         ESCROW RECEIPT AND INSTRUCTIONS

                                   EXHIBIT 2

                       ASSIGNMENT AND ASSUMPTION OF LEASE

                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, made this _________ day of ________________, 1996, by and between LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust established under a Trust Agreement dated ______________ between _______________ and _________________, and having an address at
____________________________, ___________________________, ("Seller"), and W. R.
BERKLEY CORPORATION, a Delaware corporation, having an address at 165 Mason Street, Greenwich, Connecticut ("Buyer").

                  WHEREAS, by Sale Agreement dated as of January _______, 1996, Seller agreed to sell to Buyer and Buyer agreed to buy from Seller, certain real property, together with the building and other improvements thereon located at 475 Steamboat Road, Greenwich, Connecticut, all as more fully described in said Sale Agreement (the "Premises"); and

                  WHEREAS, said Sale Agreement provides, inter alia, that Seller shall assign to Buyer a certain lease and Buyer shall assume all of the obligations of Seller under said lease, all as more fully provided in said Sale Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Seller hereby assigns, sets over and transfers to Buyer all of Seller's right, title and interest as landlord in, to and under the lease listed on Schedule B annexed hereto and made a part hereof (the "Lease"), and Buyer hereby accepts such assignment and assumes all of the landlord's liabilities and obligations under the Lease accruing or to be performed from and after the date hereof.

         2. This Assignment and Assumption Agreement and the obligations of the parties hereunder shall survive the closing of the transaction referred to in said Sale Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, shall be governed by and construed in accordance with the laws of the State of Connecticut and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

         3. Seller agrees to indemnify and hold Buyer harmless from and against any and all claims, debts and liabilities including, without limitation, reasonable attorneys' fees, arising out of any claims made by the tenant under the Lease hereby assigned for any breach or default by Seller in the performance of, or the failure of Seller to perform, its obligations under the Lease prior to the date hereof.

         4. Buyer agrees to indemnify and hold Seller harmless from and against any and all claims, debts and liabilities including, without limitation, reasonable attorneys' fees, arising out of any claims made by the tenant under the Lease hereby assigned for any breach or default by Buyer in the performance of, or the failure of the Buyer to perform, its obligations under the Lease after the date hereof.

             IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the day and year first above written.

Signed, Sealed and Delivered
in the presence of:

                                            LEMBO-FEINERMAN FLEMING
                                            MORELL TRUST

----------------------------
                                            By:
                                                  ----------------------------
                                                  Samuel Feinerman, Trustee

----------------------------



                                            W. R. BERKLEY CORPORATION

----------------------------

                                            By:
                                                   ----------------------------

----------------------------
                                                   Its

STATE OF CONNECTICUT                )
                                    ) ss:                  , 1996
COUNTY OF FAIRFIELD                 )

On this __________ day of ________________________, 1996, before me, the undersigned officer, personally appeared Samuel Feinerman, Trustee of the Lembo-Feinerman Fleming Morell Trust, signer of the foregoing instrument, who acknowledged the same to be his free act and deed and the free act and deed of said trust.

                                                     __________________________
                                                     Notary Public

STATE OF CONNECTICUT                )
                                    ) ss:                  , 1996
COUNTY OF FAIRFIELD                 )

On this __________ day of _______________________, 1996, before me, the undersigned officer, personally appeared ___________________________________ of
W. R. Berkley Corporation, signer of the foregoing instrument, who acknowledged the same to be his free act and deed and the free act and deed of said corporation.

                                                     __________________________
                                                     Notary Public

                                    EXHIBIT 3

                           [Intentionally Left Blank]

                                    EXHIBIT 4

                                  BILL OF SALE

                   KNOW ALL THESE MEN BY THESE PRESENTS THAT:

                  LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust established under a Trust Agreement dated ______________ between _______________ and _________________, and having an address at ____________________________,
___________________________,("Seller"), for the consideration of One Dollar ($1.00) and other good and valuable consideration received to Seller's full satisfaction from W. R. BERKLEY CORPORATION, a Delaware corporation, having an address at 165 Mason Street, Greenwich, Connecticut ("Buyer") does hereby sell, transfer, and convey unto the Buyer all of the Seller's interest in the tangible personal property and equipment identified in Schedule C attached hereto and made a part hereof.

                  TO HAVE AND TO HOLD the same to the Buyer and Buyer's successors and assigns forever, to the Buyer and their proper use and behoof.

                  IN WITNESS WHEREOF, the Seller has signed this instrument as of this ___________day of ____________________________, 1996.

                                            LEMBO-FEINERMAN FLEMING MORELL TRUST

                                            By:  _______________________________
                                                  Samuel Feinerman, Trustee

                                    EXHIBIT 4

                                  BILL OF SALE

                   KNOW ALL THESE MEN BY THESE PRESENTS THAT:

                  LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust established under a Trust Agreement dated ______________ between _______________ and _________________, and having an address at ____________________________,
___________________________,("Seller"), for the consideration of One Dollar ($1.00) and other good and valuable consideration received to Seller's full satisfaction from W. R. BERKLEY CORPORATION, a Delaware corporation, having an address at 165 Mason Street, Greenwich, Connecticut ("Buyer") does hereby sell, transfer, and convey unto the Buyer all of the Seller's interest in the tangible personal property and equipment identified in Schedule C attached hereto and made a part hereof.

                  TO HAVE AND TO HOLD the same to the Buyer and Buyer's successors and assigns forever, to the Buyer and their proper use and behoof.

                  IN WITNESS WHEREOF, the Seller has signed this instrument as of this ___________day of ____________________________, 1996.

                                            LEMBO-FEINERMAN FLEMING MORELL TRUST

                                            By:  _______________________________
                                                  Samuel Feinerman, Trustee

                                    EXHIBIT 5

                                NOTICE TO TENANTS

                      LEMBO-FEINERMAN FLEMING MORELL TRUST

                            W. R. BERKLEY CORPORATION

                                                     _____________________, 1996

[Tenant's Name and Address]

                           Re:    475 Steamboat Road
                                  Greenwich, Connecticut
                                  (the "Building")

Gentlemen:

                  With reference to your lease of space in the Building, please be advised that LEMBO-FEINERMAN FLEMING MORELL TRUST has this day sold, transferred and assigned the Building and your lease to W. R. BERKLEY CORPORATION ("Buyer").

                  Until you receive further notice from Buyer, all rent checks and other payments under your lease should henceforth be made payable to W. R. Berkley Corporation and mailed or delivered to their office at 165 Mason Street, Greenwich, Connecticut, and all notices to the landlord under your lease should also be addressed to the Buyer at the foregoing address.

                                            Very truly yours,

                                            LEMBO-FEINERMAN FLEMING
                                            MORELL TRUST

                                            By: __________________________
                                                Samuel Feinerman, Trustee

                                                 W. R. BERKLEY CORPORATION

                                            By:  _________________________
                                                   Its

                                    EXHIBIT 6

                               FIRPTA CERTIFICATE

                  Section 1145 of the Internal Revenue Code (the "Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that the withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned, LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust established under a Trust Agreement dated ______________ between _______________ and _________________ ("Seller"), hereby certifies to W. R. BERKLEY CORPORATION (the "Buyer") the following:

                  1. Neither the Seller nor any Trustee or beneficiary of the Seller is a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in Internal Revenue Code and Income Tax Regulations).

                  2.  Seller's U.S. tax identification number is ____________.

                  3.  Seller's office address is:

                  Seller understands that this certification may be disclosed to the Internal Revenue Service by the Buyer and that any false statements contained herein could be punished by fine, imprisonment or both.

                  Under penalty of perjury, the undersigned declares that it has examined this certificate and to the best of its knowledge and belief, it is true, correct and complete, and the undersigned further declares that the person signing below has the authority to sign this document on behalf of Seller.

                                                LEMBO-FEINERMAN FLEMING
                                                      MORELL TRUST

                                               By:  __________________________
                                                    Samuel Feinerman, Trustee

                                    EXHIBIT 7

                              CERTIFICATE OF SELLER

                  THIS CERTIFICATE, made this ____ day of _________________, 1996, by LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust established under a Trust Agreement dated ______________ between _______________ and _________________, and having an address at ____________________________,
___________________________, ("Seller"), and W. R. BERKLEY CORPORATION, a
Delaware corporation, having an address at 165 Mason Street, Greenwich, Connecticut ("Buyer").

                               W I T N E S S E T H

                  WHEREAS, by Sale Agreement, dated as of __________________, 1996, Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller certain real property, together with the building and other improvements thereon, known as and located at 475 Steamboat Road, Greenwich, Connecticut, as more fully described in said Sale Agreement; and

                  WHEREAS, said Sale Agreement requires that Seller deliver this Certificate as a condition to Closing (as defined in said Sale Agreement).

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in said Sale Agreement, Seller hereby certifies that the warranties and representations of Seller set forth in said Sale Agreement are true, accurate and complete on and as of the day and year first above written.

                                            LEMBO-FEINERMAN FLEMING
                                            MORELL TRUST

                                            By:  ___________________________
                                                  Samuel Feinerman, Trustee

                                    EXHIBIT 8

                             [Intentionally Omitted]

                                    EXHIBIT 9

                          PECHINEY ESTOPPEL CERTIFICATE

W.R. Berkley Corporation
165 Mason Street
Greenwich, CT  06830

                  Re:    Property located at 475 Steamboat Road

                         Greenwich, Connecticut

Gentlemen:

                  We understand that you, W. R. Berkley Corporation ("Berkley") have contracted to purchase the above-referred-to property which is more specifically described in Schedule A attached hereto (the "Property"). With respect to that certain Agreement of Lease dated November 6, 1981, between Fleming-Morell Associates, as landlord, and Pechiney Ugine Kuhlmann Corporation, as tenant, as amended by an Amendment of Lease Agreement dated _____________ ______, 1996, between Tenant, Lembo-Feinerman Fleming Morell Trust and Berkley (the "Amendment of Lease Agreement"), (as so amended, herein referred to as the "Lease") the undersigned, Pechiney Packaging Corp., the current Tenant under the Lease (the "Tenant"), hereby certifies as follows:

                  (a) the Lease has not been modified or amended, except as provided in the Amendment of Lease Agreement, and is in full force and effect, and a true, correct and complete copy of the Lease is attached hereto;

                  (b) there are no other agreements or other arrangements with respect to the Property between the Lessor under the Lease and the Tenant, or with respect to the Lease or the leasing of the Property;

                  (c) the current term of the Lease will terminate on December 31, 2000; no options under the Lease to extend or renew the Lease have been assigned, transferred or exercised; the option under the Lease to purchase the Property has not been assigned, transferred or exercised; the Tenant has, pursuant to the Amendment of Lease Agreement waived, released and terminated all of said options; and the Tenant has waived its right of first refusal under
Section 27 of the Lease with respect to the sale of the Property by Lembo-Feinerman Morell Trust to Berkley;

                  (d) the Tenant has not delivered any security deposit to the Landlord under the Lease and no security deposit under the Lease is being held by the Landlord;

                  (e) the amount of the basic rent currently payable under the Lease (which has been paid for all months of the term of the Lease through and including _______________, 1996) is $________________ per month, payable in advance;

                  (f) pursuant to the Lease, the Tenant has paid all real estate taxes and assessments upon the Property and all "Impositions" as defined in the Lease for the period ending ____________________________________;

                  (g) all obligations, conditions and requirements of the Tenant under the Lease have been paid or performed or complied with by the Tenant as of the date hereof;

                  (h) all obligations, conditions and requirements of the Landlord under the Lease have been performed by the Landlord as of the date hereof and the Landlord has complied with and is in compliance with all "Requirements" as defined in the Lease;

                  (i) there are no defaults of the Tenant or the Landlord under the Lease and no existing conditions which, upon the giving of notice or lapse of time or both, would constitute a default under the Lease, and there are no set-offs, defenses or counterclaims against the enforcement of the Tenant's obligation under the Lease;

                  (j) the Tenant has not entered into any currently effective subleases, assignments, mortgages or other agreements transferring or encumbering the Tenant's interest in the Lease or the Property, other than the sublease agreements which are described in Schedule G attached hereto;

                  (k) all representations of the Tenant made in the Amendment of Lease Agreement are true as of the date hereof.

                                                 Very truly yours,

                                                 TENANT:

                                                 PECHINEY PACKAGING CORP.

                                                 By: ______________________
                                                     Its___________________

                                   EXHIBIT 10

                                    AFFIDAVIT

                  SAMUEL FEINERMAN, being duly sworn, deposes and says:

                  1. I reside at 4580 Bocaire Boulevard, Boca Raton, Florida 33487.

                  2. Pursuant to Trust Agreement dated June 3, 1986, (a copy of which is annexed hereto), I was appointed as Co-Trustee of the Lembo-Feinerman Fleming Morrell Trust (the "Trust") which was formed on that date. Michael J. Lembo was appointed as Co-Trustee pursuant to that instrument.

                  3. By instrument dated April 4, 1990, (a copy of which is annexed hereto) Michael J. Lembo resigned as Co-Trustee. I became the remaining and sole Trustee of the Trust. In that instrument the beneficiaries of the Trust consented to the resignation of Michael J. Lembo, as Co-Trustee and further agreed that Samuel Feinerman was to continue to serve as the remaining and sole Trustee of the Trust. Other than said instrument dated April 4, 1990, there have been no further amendments to the Trust Agreement dated June 3, 1986.

                  4. I presently serve as Trustee of the Lembo-Feinerman Fleming Morrell Trust, which trust was organized pursuant to the laws of the State of Florida. The Trust conducts its business and maintains its offices in the State of Florida.

                  5. The Trust is in full force and effect and is in good standing in the State of Florida and is the owner of certain premises located at 475 Steamboat Road, Greenwich, Connecticut, and has all necessary power and authority to sell and convey said property pursuant to the Sale Agreement referred to in paragraph 6 hereof and to perform all of the obligations of the Trust under said Sale Agreement without the necessity of obtaining any government or court approval of any kind.

                  6. I have full authority to execute and deliver on behalf of the Trust a certain Sale Agreement dated February _____, 1996 by and between the Trust, as Seller, and W. R. Berkley Corporation Purchaser, and all of the documents discussed in said Sale Agreement, and to undertake and perform all of the obligations of the Trust under said Sale Agreement without the necessity of obtaining the authorization or direction of any beneficiaries of the Trust and without the necessity of obtaining any governmental or court approval of any kind.

                                                     ___________________________
                                                     SAMUEL FEINERMAN

Sworn to before me this
________ day of February, 1996.


___________________________
Notary Public

                                   EXHIBIT 11

                              CERTIFICATE OF BUYER

                  THIS CERTIFICATE, made this ________ day of ____________, 1996, by LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust established under a Trust Agreement dated ______________ between _______________ and _________________, and having an address at ____________________________,
___________________________, ("Seller"), and W. R. BERKLEY CORPORATION, a
Delaware corporation, having an address at 165 Mason Street, Greenwich, Connecticut ("Buyer").

                               W I T N E S S E T H

                  WHEREAS, by Sale Agreement, dated as of __________________, 1996, Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, certain real property, together with the building and other improvements, thereon known as and located at 475 Steamboat Road, Greenwich, Connecticut, as more fully described in said Sale Agreement; and

                  WHEREAS, said Sale Agreement requires that Buyer deliver this Certificate as a condition to Closing (as defined in said Sale Agreement).

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in said Sale Agreement, Buyer hereby certifies that the warranties and representations of Buyer set forth in said Sale Agreement are, subject to their terms and conditions, true, accurate and complete on and as of the day and year first above written.

                                                   W. R. BERKLEY CORPORATION

                                               By: __________________________
                                                              Its

                                   EXHIBIT 12

                           [Intentionally Left Blank]

                                   EXHIBIT 13

TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETING:

                  KNOW YE, that ____________________________, a _______________
corporation, having its principal place of business at ______________________________, acting herein by ______________________, its
_______________________, hereunto duly authorized, hereinafter referred to as the Grantor, for the consideration of ONE DOLLAR ($1.00) and other good and valuable considerations, received to its full satisfaction of _______________________________, a ___________________ corporation, having its principal place of business at _______________________________, hereinafter referred to as the Grantee, does give, grant, bargain, sell and confirm unto the said Grantee the following described premises:

SAID premises are conveyed subject to the following:

                  TO HAVE AND TO HOLD the above granted and bargained premises, with the appurtenances thereof, unto the said Grantee, its successors and assigns forever, to it and their own and proper use and behoof.

                  THE GRANTOR covenants and agrees with the Grantee, its successors and assigns, that it has not done or suffered any thing whereby the title to the premises has or might become encumbered or defective in any manner whatsoever except as aforesaid.

                  IN WITNESS WHEREOF the Grantor has hereunto set its corporate hand and seal as of the ____ day of _____________, 1996.

Signed, Sealed and Delivered
in the Presence of:

______________________________       By:_________________________________L.S.
                                             Its
                                             Hereunto Duly Authorized

______________________________

STATE OF                             }
                                     }  ss.:       , 1996
COUNTY OF                            }

                  Before me personally appeared _________________________, a _________________ of _______________________________, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed, and the free act and deed of said corporation.

                                             ___________________________________
                                                     Notary Public
                                                     My Commission Expires:

                                   EXHIBIT 14

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SAMUEL FEINERMAN, Trustee of the LEMBO-FEINERMAN FLEMING MORELL TRUST, a Florida Trust, having an address c/o Ackerman, Levine & Cullen, 175 Great Neck Road, Great Neck, New York 11021 ("Assignor") hereby bargains, sells, assigns, transfers and conveys to W. R. BERKLEY CORPORATION, a Delaware corporation having an address at 165 Mason Street, Greenwich, Connecticut 06830 ("Assignee"), all of Assignor's right, title and interest in and to the Ground Lease, as hereinafter defined, the Property, as hereinafter defined, and the Lease, as hereinafter defined, subject to the Exceptions, as hereinafter defined.

                  IN CONSIDERATION of the assignment herein made by Assignor, Assignee hereby accepts said assignment and assumes all of Assignor's obligations arising or accruing from and after the date hereof under the Ground Lease.

                  ASSIGNOR agrees to indemnify and hold Assignee harmless from and against any and all claims, debts and liabilities, including, without limitation, reasonable attorneys fees, arising or accruing prior to the date hereof for any breach or default by Assignor under the Ground Lease.

                  ASSIGNEE agrees to indemnify and hold Assignor harmless from and against any and all claims, debts and liabilities, including, without limitation, reasonable attorneys' fees, arising or accruing after the date hereof for any breach or default by Assignee under the Ground Lease.

                  FOR PURPOSES of this Agreement, the following terms shall have the meanings ascribed thereto:

                  "Exceptions" shall mean all those agreement, covenants, restrictions or encumbrances which are specifically set forth in Schedule B attached hereto and made a part hereof.

                  "Ground Lease" shall mean that certain Agreement of Lease between Mutual Life Insurance Company of New York, as ground lessor, and The Fleming-Morell Corporation, as ground lessee, dated March 26, 1970, for which a Notice of Lease was recorded in the Greenwich Land Records in Book _______ at Page _______, as the same may have been modified or affected by an Assignment by The Fleming Corporation to [insert assignment information, etc.]

                  "Property" shall mean those two certain pieces or parcels of land located in the Town of Greenwich, County of Fairfield and State of Connecticut described in Schedule A attached hereto and made a part hereof (the "Land"), together with the buildings and improvements thereon.

                  This Agreement and the assignment of the Ground Lease hereunder to the Assignee, who has acquired or may acquire fee title to the Land and/or the Property, shall not result in or cause a merger of the leashhold interest in the Land created under the Ground Lease and being transferred to Assignee, or of the interest in the buildings and improvements upon the Land, with such fee title in the Land and/or the Property.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the ____ day of , 1996.


Signed, Sealed and delivered
in the presence of:                               LEMBO-FEINERMAN FLEMING
                                                     MORELL TRUST

__________________________                        By:__________________________
                                                      Samuel Feinerman, Trustee

__________________________



__________________________                        W. R. BERKLEY CORPORATION

__________________________                        By:__________________________
                                                        Its

STATE OF CONNECTICUT                )
                                    ) ss:              , 1996
COUNTY OF FAIRFIELD                 )

On this __________ day of ________________________, 1996, before me, the undersigned officer, personally appeared Samuel Feinerman, Trustee of the Lembo-Feinerman Fleming Morell Trust, signer of the foregoing instrument, who acknowledged the same to be his free act and deed and the free act and deed of said trust.

                                                        ________________________
                                                              Notary Public

STATE OF CONNECTICUT                )
                                    ) ss:              , 1996
COUNTY OF FAIRFIELD                 )

On this __________ day of _______________________, 1996, before me, the undersigned officer, personally appeared ___________________________________ of
W. R. Berkley Corporation, signer of the foregoing instrument, who acknowledged the same to be his free act and deed and the free act and deed of said corporation.

                                                        ________________________
                                                              Notary Public

                                   EXHIBIT 15

                           [Intentionally Left Blank]

                                   EXHIBIT 16

                  KNOW ALL MEN BY THESE PRESENTS, that _______________________, a ____________________________, having its principal place of business at ______________________________________, acting herein by ______________________, its _______________________, hereunto duly authorized, hereinafter referred to as the Releasor, for the consideration of One Dollar ($1.00) and other good and valuable consideration, received to its full satisfaction of __________________________________, a ___________________ corporation, having its principal place of business at
_______________________________________________, hereinafter referred to as the
Releasee, does by these presents remise, release and forever QUITCLAIM unto the said Releasee all right, title, interest, claim and demand whatsoever which the said Releasor has or ought to have in and to:

                  TO HAVE AND TO HOLD the premises, with all the appurtenances, unto the said Releasee, its successors and assigns forever, so that neither the said Releasor, nor its successors and assigns, nor any person under it or them, shall hereafter have claim, right or title in or to the premises, or any part thereof, but therefrom the said Releasor is and they are by these presents forever barred and excluded.

                  IN WITNESS WHEREOF the Releasor has hereunto set its corporate hand and seal as of the ____ day of ___________________________, 1996.

Signed, Sealed and Delivered
in the Presence of:

______________________________       By:_________________________________L.S.
                                            Its
                                            Hereunto Duly Authorized

______________________________

STATE OF                             }
                                     }  ss.:          , 1996
COUNTY OF                            }

                  Before me personally appeared _________________________, a _________________ of _______________________________, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed, and the free act and deed of said _____________________________.


                                            ____________________________________
                                            Notary Public
                                            My Commission Expires:

                                   EXHIBIT 17

                              FINANCIAL STATEMENTS